Exhibit 10.1.9

Execution Version

INCREMENTAL AMENDMENT NO. 9

INCREMENTAL AMENDMENT NO. 9, dated as of March 20, 2019 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (“KUEHG”), KC SUB INC., a Delaware corporation (“KC Sub” and, together with KUEHG, the “Borrowers”), KC HOLDCO, LLC, a Delaware limited liability company (“Holdco”), the Incremental Revolving Lenders party hereto (collectively, the “Amendment No. 9 Incremental Revolving Lenders”), each Issuing Bank and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse AG”), in its capacity as the Administrative Agent under the Credit Agreement (as defined below), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among the Borrowers, Holdco, each Lender from time to time party thereto and Credit Suisse AG, as Administrative Agent, Collateral Agent, and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers have requested Incremental Revolving Commitments pursuant to Section 2.20(a) of the Credit Agreement in an aggregate principal amount of $20,000,000 (the “New Revolving Commitments”), which New Revolving Commitments will be available on the Amendment No. 9 Effective Date and constitute Incremental Revolving Commitments under the Credit Agreement (with the Loans thereunder constituting Incremental Revolving Loans);

WHEREAS, each Amendment No. 9 Incremental Revolving Lender has agreed to provide New Revolving Commitments in the amount set forth opposite its name on Schedule 2.01(c) hereto; and

WHEREAS, this Amendment shall constitute an Incremental Facility Amendment as set forth in Section 2.20(d) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    New Revolving Commitments.

(a)    Subject to the satisfaction of the conditions in Section 4 hereof, each Amendment No. 9 Incremental Revolving Lender agrees to provide the New Revolving Commitment set forth on Schedule 2.01(c) hereto. The New Revolving Commitments provided pursuant to this Amendment and the Revolving Loans thereunder shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. Each Amendment No. 9 Incremental Revolving Lender, the Borrowers and the Administrative Agent acknowledge and agree that the New Revolving Commitments provided pursuant to this Amendment shall constitute Incremental Revolving Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Pursuant to Section 2.20(c) of the Credit Agreement, the New Revolving Commitments shall be an increase to the Extended Tranche 1 U.S. Revolving Commitments for all purposes under the Credit Agreement and each of the other Loan Documents and shall have terms identical to the existing Extended Tranche 1 U.S. Revolving Facility under the Credit

Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder). Upon (i) the execution of a counterpart of this Amendment by each Amendment No. 9 Incremental Revolving Lender, the Administrative Agent and the Borrowers and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Amendment No. 9 Incremental Revolving Lenders shall become Lenders under the Credit Agreement and shall have the respective New Revolving Commitment set forth on Schedule 2.01(c) hereto, effective as of the Amendment No. 9 Effective Date.

(b)    Each Amendment No. 9 Incremental Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other Amendment No. 9 Incremental Revolving Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c)    The reallocation of the Lenders’ Revolving Loans contemplated by Section 2.20(e) of the Credit Agreement with respect to any increase in the Revolving Commitments shall occur with respect to the New Revolving Commitments contemplated hereby on the Amendment No. 9 Effective Date, and the Amendment No. 9 Incremental Revolving Lenders shall make such Incremental Revolving Loans on the Amendment No. 9 Effective Date as may be required to effectuate such reallocation. Furthermore, on the Amendment No. 9 Effective Date, all participations in Letters of Credit shall be reallocated pro rata among the Revolving Lenders after giving effect to the New Revolving Commitments contemplated hereby.

Section 2.    Amendments to the Credit Agreement. Effective as of the Amendment No. 9 Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 9” means Incremental Amendment No. 9 to the Credit Agreement dated as of the Amendment No. 9 Effective Date.

“Amendment No. 9 Effective Date” has the meaning assigned to such term in Amendment No. 9.

“Amendment No. 9 Incremental Revolving Lender” means each Incremental Revolving Lender providing an Incremental Revolving Commitment to the Borrowers pursuant to Amendment No. 9.

(b)    The definition of “Incremental Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence and replacing it with the following sentence:

The aggregate principal amount of the Incremental Revolving Commitments on the Amendment No. 9 Effective Date is $40,000,000.

(c)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, each Incremental Facility Amendment, each Refinancing Amendment, the Holdco Guaranty, the Subsidiary Guaranty, the Security Documents, Amendment No. 1, the Amendment No. 1 Joinder, Amendment No. 2, Amendment No. 3, the Amendment No. 3 Joinder, Amendment No. 4, each Amendment No. 4 Joinder, Amendment No. 5, the Amendment No. 5 Joinder, Amendment No.6, each Amendment No.6 Joinder, Amendment No.7, Amendment No. 8 and Amendment No.9.

(d)    The definitions of “Initial Revolving Loans” and “Initial Term Loans”, in Section 1.01 of the Credit Agreement are hereby amended by deleting “Section 2.01(t)” in each definition and replacing it with “Section 2.01(r)”.

(e)    The definition of “Extended Tranche 1 Multicurrency Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Extended Tranche 1 Multicurrency Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01(r) in respect of an Extended Tranche 1 Multicurrency Revolving Commitment.

(f)    The definition of “Extended Tranche 1 U.S. Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Extended Tranche 1 U.S. Revolving Loan” means a Loan made pursuant to clause (c) of Section 2.01(r) in respect of an Extended Tranche 1 U.S. Revolving Commitment.

(g)    The definition of “Extended Tranche 1 U.S. Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by adding the following as the last sentence of such definition:

The aggregate principal amount of the Lenders’ Extended Tranche 1 U.S. Revolving Commitments on the Amendment No. 9 Effective Date is $90,000,000.

(h)    The definition of “Multicurrency Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Multicurrency Revolving Loan” means a Non-Extended Multicurrency Revolving Loan and/or an Extended Tranche 1 Multicurrency Revolving Loan, as the context requires.

(i)    The definition of “Non-Extended Multicurrency Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Non-Extended Multicurrency Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01(r) in respect of an Non-Extended Multicurrency Revolving Commitment.

(j)    The definition of “Non-Extended U.S. Revolving Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Non-Extended U.S. Revolving Loan” means a Loan made pursuant to clause (c) of Section 2.01(r) in respect of an Non-Extended U.S. Revolving Commitment.

(k)    Section 2.01 of the Credit Agreement is hereby amended by renumbering paragraphs (s), (t), (u), (v), (w), (x), (y) and (z) as paragraphs (r), (s), (t), (u), (v), (w), (x) and (y), respectively, and adding the following paragraph (z) to such Section:

(z)    (A)(i) Subject to the terms and conditions hereof and of Amendment No. 9, each Amendment No. 9 Incremental Revolving Lender severally and not jointly agrees to provide Incremental Revolving Commitments to the Borrowers on the Amendment No. 9 Effective Date in the principal amount equal to its Incremental Revolving Commitment on the Amendment No. 9 Effective Date, it being understood that such Incremental Revolving Loans shall be made (and funded) to the Existing Borrower or the Incremental Borrower in the sole discretion of the Existing Borrower and the Incremental Borrower.

(ii)    The Incremental Revolving Commitments established on the Amendment No. 9 Effective Date shall have the same terms as the Extended Tranche 1 U.S. Revolving Commitments as set forth in the Credit Agreement and Loan Documents as in effect before giving effect to Amendment No. 9, except as modified by Amendment No. 9; it being understood that the Incremental Revolving Commitments (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Extended Tranche 1 U.S. Revolving Commitments prior to the Amendment No. 9 Effective Date.

(l)    Schedule 2.01(c) of the Credit Agreement is hereby amended by adding thereto the New Revolving Commitments hereunder of the Amendment No. 9 Incremental Revolving Lenders party hereto as set forth on Schedule 2.01(c) hereto.

Section 3.    Representations and Warranties. The Borrowers represent and warrant to the Lenders as of the Amendment No. 9 Effective Date that:

(a)     immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 3, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 9 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(b)    at the time of and after giving effect to this Amendment, no Event of Default has occurred and is continuing.

Section 4.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 9 Effective Date”) on which each of the following conditions is satisfied (or waived by the Amendment No. 9 Incremental Revolving Lenders):

(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies unless otherwise specified:

(1)    counterparts of this Amendment executed by each Borrower, Holdco, each Issuing Bank and each Amendment No. 9 Incremental Revolving Lender;

(2)    a Note executed by each Borrower in favor of each Amendment No. 9 Incremental Revolving Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 9 Effective Date, if any;

(3)    counterparts of a guarantor consent and reaffirmation executed by each Guarantor;

(4)    a written opinion (addressed to the Administrative Agent and the Amendment No. 9 Incremental Revolving Lenders and dated the Amendment No. 9 Effective Date) of Goodwin Procter LLP, New York counsel for the Loan Parties;

(5)    (i) a copy of each Organizational Document of the Borrowers and the Guarantors certified as of a recent date by an appropriate governmental official or a Responsible Officer of the applicable Loan Party (or a certificate signed by a Responsible Officer of the applicable Loan Party certifying that the Organizational Documents of such Loan Party have not been amended or otherwise modified since the Amendment No. 8 Effective Date); (ii) signature and incumbency certificates of the Responsible Officers of each Person that is a Loan Party on the Amendment No. 9 Effective Date executing a Loan Document on the Amendment No. 9 Effective Date; (iii) resolutions of the board of directors or similar governing body of each Person that is a Loan Party on the Amendment No. 9 Effective Date approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents by such Loan Party, certified as of the Amendment No. 9 Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) for each Person that is a Loan Party on the Amendment No. 9 Effective Date from the applicable Governmental Authority in such Person’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 9 Effective Date; and

(6)    a certificate signed by the Borrowers certifying as to the satisfaction of the conditions set forth in paragraph (d) of this Section 4 and that the New Revolving Commitments meet the requirements and conditions applicable thereto set forth in Section 2.20 of the Credit Agreement.

(7)    A certificate signed by the Borrowers certifying that, after giving effect to the application of the proceeds of such Indebtedness under Amendment No. 9, the Borrowers and their respective Subsidiaries, when taken as a whole, are Solvent, and otherwise substantially in the form of Exhibit C to the Credit Agreement;

(b)    To the extent requested in writing at least ten (10) Business Days prior to the first date on which each of the other conditions set forth in this Section 4 (other than the condition set forth in paragraph (i) below) has been satisfied (or waived by the Amendment No. 9 incremental Revolving Lenders), (i) the Administrative Agent shall have received, at least three (3) Business Days prior to such date, all documentation and other information about the Borrowers and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) each Amendment No. 9 Incremental Revolving Lender party hereto shall have received, at least three (3) Business Days prior to such date, a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230.

(c)    The Borrowers shall have paid (or caused to be paid) all fees and expenses due to the Amendment No. 9 Incremental Revolving Lenders under that certain fee letter dated as of the date hereof by and among KUEHG and the Amendment No. 9 Incremental Revolving Lenders (the “Fee Letter”) and required to be paid on the Amendment No. 9 Effective Date, to the extent invoiced at least three (3) Business Days prior to the first date on which each of the other conditions set forth in this Section 4 (other than the condition set forth in paragraph (b) above) has been satisfied (or waived by the Amendment No. 9 Incremental Revolving Lenders); provided that any such fees and expenses may be offset against the proceeds of the Incremental Term Loans borrowed on the Amendment No. 9 Effective Date.

(d)    As of the Amendment No. 9 Effective Date, the representations and warranties contained in Section 3 shall be true and correct in all material respects.

(e)    No Event of Default shall exist, or would result from this Amendment.

The Administrative Agent shall notify the Borrowers and the Amendment No. 9 Incremental Revolving Lenders of the Amendment No. 9 Effective Date and such notice shall be conclusive and binding.

Section 5.    Fees and Expenses. Other than as set forth herein, the Borrowers agree to (i) reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent as and when required by Section 9.03 of the Credit Agreement and (ii) to pay any fees payable under the Fee Letter that may become due after the Amendment No. 9 Effective Date pursuant to the terms of the Fee Letter.

Section 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery” and words of the like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 7.    Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.    Effect of Amendment.

(a)    On and after the date hereof, each reference in the Credit Agreement to “this Agreement’, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement’, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b)    The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdco and the Borrowers under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c)    The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents and nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KUEHG CORP.

By:	/s/ Paul D. Thompson
Name:	Paul D. Thompson
Title:	Executive Vice President and Chief Financial Officer

KC SUB, INC.

By:	/s/ Paul D. Thompson
Name:	Paul D. Thompson
Title:	Executive Vice President and Chief Financial Officer

KC HOLDCO, LLC

By:	/s/ Paul D. Thompson
Name:	Paul D. Thompson
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Incremental Amendment No. 9]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Issuing Bank and the Administrative Agent

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 9]

BARCLAYS BANK PLC, as an Amendment No. 9 Incremental Revolving Lender and an issuing Bank

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

[Signature Page to Incremental Amendment No. 9]

BANK OF MONTREAL, as an Amendment No. 9 Incremental Revolving Lender and an Issuing Bank

By:	/s/ Naghmeh Hashemifard
	Name:	Naghmeh Hashemifard
	Title:	Managing Director

[Signature Page to Incremental Amendment No. 9]

SCHEDULE 2.01(C)

New Revolving Commitments

I

Amendment No. 9 Incremental Revolving Lender	New Revolving Commitment
Barclays Bank PLC	$10,000,000
Bank of Montreal	$10,000,000

Total	$20,000,000